Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of March 8th, 2019 (this “Amendment”) is entered into by and among Masimo Corporation, a Delaware corporation (the “Borrower”), and the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent, with reference to the Credit Agreement, dated as of December 17, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings set forth for those terms in the Credit Agreement.
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 of this Amendment, the Credit Agreement is hereby amended as follows:

(a)The definition of “Discovery Property” in Section 1.01 of the Credit Agreement is hereby deleted.
(b)The definition of “SPE” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“SPE” means any Person that is a direct or indirect subsidiary of the Borrower that engages in no activities other than those reasonably related to or in connection with the ownership of real property and corporate aircraft and the incurrence of Indebtedness permitted pursuant to Section 6.01; provided that no portion of the Indebtedness of such Person shall be recourse to the Borrower or any other Subsidiary of the Borrower (other than customary limited recourse guarantees entered into in connection with the Indebtedness permitted to Section 6.01).
2.Conditions Precedent. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) that the following conditions precedent shall have been satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)the Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by the Borrower, each Lender (including each Additional Lender) and the Administrative Agent; and
(b)the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 1 Effective Date, including, to the extent invoiced prior to the Amendment No. 1 Effective Date, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower hereunder.
3.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that (a) the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects

Exhibit 10.1

(except that such materiality qualifier shall not apply to any representations and warranties that are qualified or modified by materiality in the text thereof) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that such materiality qualifier shall not apply to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier date, and except that for purposes of such certification, the representations and warranties contained in subsections (i) and (ii) of Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement, and (b) no Default now exists.

4.Confirmation. The Borrower agrees that each Loan Document to which it is a party, and each security interest granted by it thereunder, is hereby reaffirmed, ratified, approved and confirmed in each and every respect on and after the Amendment No. 1 Effective Date, except that each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by the Amendment. In all other respects, the terms of the Credit Agreement and the other Loan Documents are hereby confirmed.

5.Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. In addition to and without limitation of any of the foregoing, this Amendment shall be deemed to be a Loan Document and shall otherwise be subject to all of the terms and conditions contained in Sections 9.09 and 9.10 of the Credit Agreement, as amended by the Amendment, mutatis mutandis.

7.Loan Document. This Amendment is a “Loan Document” under and as defined in the Credit Agreement.

8.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, the Issuing Bank and each of the Lenders, and their respective successors, assigns and legal representatives; provided, however, that any such assignment shall be subject to Section 9.04 of the Credit Agreement.

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Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

MASIMO CORPORATION, as Borrower

By:
Name: Micah Young Title: Executive Vice President & Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:
Name: Title:

JPMORGAN CHASE BANK, N.A., as Lender,

By:
Name: Title:

BANK OF THE WEST, as Lender,

By:
Name: Title:

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